Exhibit 23.2

                 CONSENT OF INDEPENDENT AUDITORS



We consent to the incorporation by reference in the Registration Statement of Trans World Corporation on Form S-8 of our report dated March 29, 2002, which appears in the Annual Report on Form 10-KSB of Trans World Corporation for the year ended December 31, 2001.




/s/ Rothstein Kass & Company, P.C.

ROSELAND, NEW JERSEY
October 7, 2002



















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